UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22657

PSG Capital Management Trust

(Exact Name of Registrant as Specified in Charter)

8161 Maple Lawn Boulevard, Suite 400

Maple Lawn, MD 20759

(Address of Principal Executive Offices)(Zip Code)

Paracorp Incorporated

2140 S. Dupont Highway

Camden, DE 19934

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

41 S. High Street, 17th Floor

 Columbus, OH 43215

Registrant’s Telephone Number, including Area Code:  (301) 543-6000

Date of fiscal year end: March 31

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

PSG TACTICAL GROWTH FUND

ANNUAL REPORT

March 31, 2014

PSG TACTICAL GROWTH FUND

MANAGER COMMENTARY

MARCH 31, 2014 (UNAUDITED)

PSG Tactical Growth Fund

Manager Commentary

March 31, 2014 (unaudited)

Dear Shareholder:

For the fiscal year ended, March 31, 2014, the PSG Tactical Growth Fund (the “Fund”) had positive returns of 7.63%.  The Fund outperformed its benchmark, the HFRX Absolute Return Index (the “Index”), which had returns of 4.20% during the period.   The Fund’s outperformance is primarily attributable to advisor industry analysis and stock selection.

The Fund maintained an overweight position, relative to the Index, in Health Care related equities (14.14%).  This positively impacted the Fund’s performance.  Several of the Fund’s heath care holdings, as shown below by way of example, experienced catalysts that significantly increased their stock prices.

Forest Laboratories (2.28% of portfolio) newly hired CEO, Brent Saunders, meaningfully increased shareholder value.  On 2/18/14 a deal was announced that Actavis (ACT) would acquire Forest Labs for a combination of cash and equity valued at approximately $25 billion or $89.48 per Forest share (a 25% premium over Forest’s preannouncement closing price.  We began to reduce this position in the Fund as we believe further upside is limited.

Valeant Pharmaceuticals (1.89% of portfolio) continues with its growth by acquisition strategy.  The company impressed investors earlier this year by announcing strong guidance for 2014, including the expectation that earnings and revenues will be 40% higher than 2013.  CEO Michael Pearson also announced his intent to grow the company into one of the top 5 largest drug companies by 2016.  Shares climbed 17% in the three days following these announcements.  The stock was up 96.42% in 2013.

We remained cautious about fixed income for most of 2013, but believe that the downturn in mid-2013 was an overreaction by investors to the risk of increasing interest rates.  We initiated positions in several closed-end municipal bond funds, which were trading at significant discounts to their historical averages and offered above average yields.  Municipal market conditions began to improve in January 2014 and these holdings have since rallied and contributed positively to the Fund’s performance.

The past year was one in which diversification negatively impacted performance.  Investors had to pick the right asset class which meant being significantly overweight equities to outperform in 2013.  Many other asset classes that the Fund is invested in including bonds, preferred stocks, and gold and precious metals were detractors from performance.  In addition, our hedging strategies negatively impacted performance.

Going forward, we believe the spread between asset class performance should revert to more historical norms.  In addition, we believe investors should reduce their expectations for returns from the stock market.  We will continue to invest in what we feel are undervalued securities, while maintaining a disciplined approach to selling those that are no longer attractive.  We also will use cash and other hedging strategies as needed in an attempt to protect against losses.  Thank you for your investment in PSG Tactical Growth Fund.

Sincerely,

Jonathan Giordani

Portfolio Manager

PSG TACTICAL GROWTH FUND

PERFORMANCE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

AVERAGE ANNUALIZED TOTAL RETURNS AS OF 3/31/2014

	1 Year	Since Inception *	Ending Value
PSG Tactical Growth Fund	7.63%	5.11%	$ 11,000
HFRX Absolute Return Index	4.20%	2.88%	$ 10,558

* Date of commencement of investment operations (May 1, 2012).

This chart assumes an initial investment of $10,000 made on 5/1/2012 (commencement of investment operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. As a component of the optimization process, the index selects constituents which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (855)-866-9825.

PSG TACTICAL GROWTH FUND

GRAPHICAL ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

The following chart gives a visual breakdown of the Fund.  The underlying securities are represented as a percentage of the portfolio of investments.

Per the fee table in the July 29, 2013 prospectus, the Fund’s total annual operating expense ratio was 3.06%.

Sectors are categorized using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes securities sold short and options written.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014

Shares/Principal		Value

COMMON STOCK - 53.08%

Agricultural Chemicals - 0.64%
3,769	Potash Corp. of Saskatchewan, Inc.	$ 136,513

Application Software - 0.61%
3,130	Oracle Corp. (a)	128,048

Beverages - 0.23%
647	Crimson Wine Group, Ltd. *	5,726
1,869	Pernod-Ricard SA ADR	43,548
		49,274
Cigarettes - 0.64%
3,593	Altria Group, Inc. (b)	134,486

Communication Services - 0.70%
1,952	DIRECTV *	149,172

Crude Petroleum & Natural Gas - 3.95%
3,090	Anadarko Petroleum Corp.	261,908
9,450	Chesapeake Energy Corp.	242,109
2,481	Total SA	162,754
1,770	Occidental Petroleum Corp.	168,663
		835,434
Drilling Oil & Gas Wells - 0.48%
2,447	Transocean Ltd.	101,159

Electronic Components & Accessories - 0.59%
6,000	Corning, Inc. (a) (b)	124,920

Electronic Computers - 1.02%
402	Apple, Inc. (b)	215,769

Functions Related to Depository Banking - 0.22%
4,752	Banco Santander, S.A. ADR	45,524

Fire, Marine & Casualty Insurance - 5.00%
537	Alleghany Corp. *	218,763
8,770	American International Group, Inc. (b)	438,588
663	Fairfax Financial Holdings Ltd. (b)	287,145
2,600	Loews Corp. (b)	114,530

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2014

Shares/Principal		Value
Gold & Silver Ores - 1.44%
1,403	Agnico Eagle Mines Ltd.	42,441
2,925	AngloGold Ashanti Ltd. ADR (b)	49,959
4,391	Barrick Gold Corp.	78,292
675	Goldcorp, Inc. (b)	16,524
500	Newmont Mining Corp.	11,720
975	Sibanye Gold Ltd. ADR	8,122
4,348	Silver Wheaton Corp.	98,700
		305,758
Hospital & Medical Service Plans - 3.40%
3,790	Aetna, Inc. (a)	284,136
2,027	Cigna Corp.	169,721
2,678	WellPoint, Inc.	266,595
		720,452
Household Audio & Video Equipment - 0.43%
4,800	Sony Corp.	91,776

Insurance Agents, Brokers & Services - 2.23%
1,386	Aon Plc Class A	116,812
332	Markel Corp. * (b)	197,905
3,580	Willis Group Holdings PLC.	157,985
		472,702
Life Insurance - 0.48%
1,910	Metlife, Inc.	100,848

Lumber & Wood Products - 1.39%
10,491	Leucadia National Corp. (b)	293,748

Malt Beverages - 0.12%
103	Boston Beer, Inc. Class A * (b)	25,207

Mining & Quarrying of Nonmetallic Minerals - 0.50%
4,988	Cloud Peak Energy, Inc. (a) (b) *	105,446

Motor Vehicles & Passenger Car Bodies - 2.41%
14,831	General Motor Co. (b)	510,483

Oil & Gas Field Services - 0.50%
1,810	Halliburton Co. (b)	106,591

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2014

Shares/Principal		Value
Oil & Gas Machinery & Equipment - 0.49%
1,325	National Oilwell Varco, Inc.	103,178

Packaged Foods - 0.41%
1,148	Nestle ADR	86,353

Paper Mills - 0.51%
5,369	Resolute Forest Products, Inc. *	107,863

Petroleum Refining - 3.58%
13,508	BP PLC. ADR (b)	649,735
1,548	ConocoPhillips (b)	108,902
		758,637
Pharmaceutical Preparations - 9.10%
3,000	AstraZeneca Plc. ADR (b)	194,640
5,164	Forest Labs, Inc. * (b)	476,482
1,784	Johnson & Johnson (b)	175,242
1,778	Novartis AG ADR	151,166
3,040	Sanofi	158,931
7,042	Teva Pharmaceutical Industries Ltd. ADR	372,099
3,029	Valeant Pharmaceuticals International, Inc. *	399,313
		1,927,873
Plastic Materials, Synthetic Resins & Nonvulcan Elastomers - 0.90%
3,929	The Dow Chemical Co.	190,910

Primary Smelting & Refining of Nonferrous Metals - 1.13%
14,224	Horsehead Holding Corp. *	239,248

Radio & TV Broadcasting & Communications Equipment - 1.82%
5,194	Vodafone Group Plc. ADR	191,191
2,452	QUALCOMM, Inc.	193,365
		384,556
Regional Banks-Europe - 0.18%
1,000	BNP Paribas SA	38,720

Retail-Drug Stores & Proprietary Stores - 0.00%
7	Walgreen Co.	462

Retail-Variety Stores - 0.86%
3,480	Dollar Tree, Inc. *	181,586

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2014

Shares/Principal		Value
Security Brokers, Dealers & Flotation Companies - 0.98%
6,427	Credit Suisse Group AG ADR	208,106

Services-Business Services - 0.92%
4,451	Sotheby's Class A	193,841

Services-Detective, Guard & Armored Car Services - 0.46%
1,860	Allegion Plc.	97,036

Services-Miscellaneous Health & Allied Services - 1.33%
4,093	DaVita Healthcare Partners, Inc. *	281,803

Services-Motion Picture & Video Tape Production - 0.36%
2,900	DreamWorks Animation, Inc. Class A *	76,995

Soap, Detergents, Cleaning Preparations, Perfumes & Cosmetics - 0.49%
1,295	Procter & Gamble Co.	104,377

Surgical & Medical Instruments & Apparatus - 1.03%
2,973	Covidien Plc.	218,991

Telephone Communications - 0.18%
2,456	Telefonica Sa ADR	38,780

Wholesale-Chemicals & Allied Products - 0.50%
1,066	Ashland, Inc.	106,046

Wholesale-Groceries & Related Products - 0.87%
5,070	Sysco Corp. (b)	183,179

TOTAL COMMON STOCK (Cost $8,896,057) - 53.08%		11,240,876

CLOSED-END MUTUAL FUNDS - 12.53%
6,380	BlackRock Credit Allocation Income Trust IV	86,258
16,666	BlackRock MuniAssets Fund, Inc.	205,325
6,445	BlackRock MuniYield Fund, Inc.	88,619
5,300	BlackRock Virginia Municipal Bond Trust	81,461
12,000	Calamos Convertible & High Income Fund	161,760
7,500	Doubleline Opportunistic Credit Fund	173,625
16,084	DSW Municipal Income Trust	210,057

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2014

Shares/Principal		Value
CLOSED-END MUTUAL FUNDS – (Continued)
13,362	John Hancock Preferred Income Fund II	266,706
6,511	Nuveen Dividend Advantage Municipal Fund	87,182
14,823	Nuveen Dividend Advantage Municipal Income Fund	197,591
15,068	Nuveen Quality Income Municipal Fund, Inc.	200,254
15,199	Nuveen Municipal Advantage Fund, Inc.	197,283
9,685	PIMCO Corporate Opportunity Fund	174,911
6,000	PIMCO Dynamic Income Fund	181,920
5,700	PIMCO Income Opportunity Fund	160,911
22,350	Templeton Global Income Fund, Inc.	179,694
TOTAL CLOSED-END MUTUAL FUNDS (Cost $2,613,454) - 12.53%		2,653,557

Shares/Principal		Value

CORPORATE BONDS - 2.62%
100,000	Caesar's Entertainment Operating Co., Inc. 12.75%, 04/15/18	50,500
50,000	Clear Channel Communications, Inc. 9.00%, 03/01/21	52,187
25,000	Clear Channel Communications, Inc. 5.50%, 09/15/14	25,259
70,000	First Data Corp. 12.625%, 01/15/21	83,300
77,000	Nuveen Investments, Inc. 5.50%, 09/15/15	78,155
274,000	Sprint Capital Corp. 6.875%, 11/15/28	265,780
TOTAL CORPORATE BONDS (Cost $560,368) - 2.62%		555,181

EXCHANGE TRADED FUNDS - 3.77%
13,985	iShares MSCI Japan Index	158,450
1,000	Market Vectors Gold Miners ETF (b)	23,605
3,730	Market Vectors Junior Gold Miners *	135,101
3,220	SPDR Gold Shares	398,024
2,000	Utilities Select Sector SPDR	82,920
TOTAL EXCHANGE TRADED FUNDS (Cost $885,142) - 3.77%		798,100

PREFERRED STOCK - 6.78%
4,535	Ally Financial PFD, Series A, 8.50%, Perpetual 5/15/16	124,032
6,913	American Realty Capital Properties, Inc., Series F, 6.70%, 12/31/49	157,409
4,710	BB&T Corp., Series E, 5.625%, 12/31/49	105,457
2,000	Citigroup Cap XIII 7.875%, 10/30/40	55,480
4,338	First Horizon National Corp. PFD, Series A, 6.20%, Perpetual 4/10/18	102,832
2,172	ING Groep NV 7.05%, 12/31/49	56,103
3,167	JP Morgan Chase Capital XXIX 6.70%, 04/02/40	81,202
4,507	Kimco Realty Corp., Series I, 6.00% 12/31/49	102,309
6,234	Metlife, Inc., Series B, 6.50%, Perpetual 6/19/14 (b)	156,785
6,544	Public Storage, Series W, 5.20%, Perpetual 1/16/18	137,555

* Represents non-income producing security.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

MARCH 31, 2014

Shares/Principal		Value
PREFERRED STOCK – (Continued)
4,136	United States Cellular Corp. 6.95%, 5/15/60	104,930
2,900	Qwest Corp. NT 7.375%, 6/01/51	75,835
61	Wells Fargo & Co. PFD, Series L, 7.50%, Perpetual 12/31/49	71,553
4,219	Zions Bancorp PFD, Series G, 6.30%, Perpetual 3/15/23	105,200
TOTAL PREFERRED STOCK (Cost $1,463,682) - 6.78%		1,436,682

REAL ESTATE INVESTMENT TRUST - 3.43%
34,933	American Realty Capital Properties, Inc.	489,761
1,284	American Tower Corp.	105,121
11,911	Annaly Capital Management, Inc. (b)	130,664
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $687,462) - 3.43%		725,546

U.S. GOVERNMENT AGENCIES AND OBLIGATIONS - 0.77%
70,000	U.S. Treasury Notes, 4.375%, 2/15/38	80,686
70,000	U.S. Treasury Notes, 4.50%, 2/15/36	82,162
TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $155,459) - 0.77%		162,848

SHORT-TERM INVESTMENTS - 22.17%
4,693,808	Fidelity Institutional Treasury Only Money Market Class I 0.01% **	4,693,808
TOTAL SHORT-TERM INVESTMENTS (Cost $4,693,808) - 22.17%		4,693,808

TOTAL INVESTMENTS (Cost $19,955,432) - 105.15%		$ 22,266,598

LIABILITIES IN EXCESS OF OTHER ASSETS - (5.15)%		(1,090,334)

NET ASSETS - 100.00%		$ 21,176,264

* Represents non-income producing security.

** Variable Rate Security, the coupon rate shown represents the annualized yield that was in effect at March 31, 2014.

ADR - American Depositary Receipt

(a) Subject to call option written.

(b) All or a portion of this security is held as collateral for securities sold short.

The accompanying notes are an integral part of these financial statements.

	PSG Tactical Growth Fund
	Schedule of Securities Sold Short
	March 31, 2014

Shares		Value

COMMON STOCK

Retail-Eating & Drinking Places
588	Starbucks Corp.	$ 43,147

Retail-Retail Stores
625	PetSmart, Inc.	43,069

TOTAL COMMON STOCK (Proceeds $86,995)		86,216

EXCHANGE TRADED FUNDS
13,755	iShares MSCI Emerging Markets Index	564,093
2,760	iShares MSCI Mexico Capped	176,502
750	iShares Nasdaq Biotechnology	177,300
6,900	iShares Russell 2000 Index	802,746
4,433	ProShares Ultra QQQ *	440,862
3,435	ProShares Ultra S&P 500	361,740
957	SPDR S&P 500	178,969
TOTAL EXCHANGE TRADED FUNDS (Proceeds $2,219,423)		2,702,212

TOTAL SECURITIES SOLD SHORT (Proceeds $2,306,418)		$ 2,788,428

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Schedule of Options Written
March 31, 2014

	CALL OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Call	Expiration Date/Exercise Price	Value

	Aetna, Inc.
1,600	April 2014 Call @ $80.00	$ 160

	Cloud Peak Energy, Inc.
2,000	May 2014 Call @ $20.00	2,900

	Corning, Inc.
4,500	April 2014 Call @ $18.00	13,140

	Oracle Corp.
1,500	June 2014 Call @ $40.00	3,225

	Total Call Options (Premiums Received $5,205)	$ 19,425

	PUT OPTIONS WRITTEN *

Shares Subject	Underlying Security
to Put	Expiration Date/Exercise Price	Value

	American Tower Corp.
1,200	May 2014 Put @ $77.50	$ 900

	BP Plc. ADR
1,000	July 2014 Put @ $45.00	700

	General Motors Co.
1,300	June 2014 Put @ $34.00	2,197

	National Oilwell Varco, Inc.
1,000	April 2014 Put @ $76.00	220

	Sotheby's Class A
1,000	July 2014 Put @ $40.00	1,525

	Transocean Ltd.
2,000	May 2014 Put @ $38.00	880

	Total Put Options (Premiums Received $9,351)	$ 6,422

TOTAL WRITTEN OPTIONS (Premium Received $14,556)		$ 25,847

* Represents non-income producing security.

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statement of Assets and Liabilities
March 31, 2014

Assets:
Investments in Securities, at Value (Cost $19,955,432)	$ 22,266,598
Cash	12,853
Cash with Broker for Securities Sold Short	1,890,067
Receivables:
Dividends and Interest	52,630
Shareholder Purchases	43,108
Prepaid Expenses	2,874
Total Assets	24,268,130
Liabilities:
Options Written, at Value (Premiums Received $14,556)	25,847
Securities Sold Short, at Value (Proceeds $2,306,418)	2,788,428
Payables:
Advisory Fees	43,176
Distribution (12b-1) Fees	33
Portfolio Securities Purchased	210,067
Dividend and Interest Expense on Short Positions	2,265
Accrued Expenses	22,050
Total Liabilities	3,091,866
Net Assets	$ 21,176,264

Net Assets Consist of:
Paid In Capital	$ 19,404,785
Net Investment Income	201,455
Accumulated Realized Loss on Investments	(247,841)
Unrealized Appreciation in Value of Investments	1,817,865
Net Assets	$ 21,176,264

Shares Outstanding (Unlimited shares authorized with no par value)	1,925,651

Net Asset Value, Offering and Redemption Price Per Share	$ 11.00

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statement of Operations
For the Year Ended March 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $3,959)	$ 618,135
Interest	52,030
Total Investment Income	670,165

Expenses:
Advisory Fees (Note 4)	227,242
Transfer Agent & Accounting Fees	31,176
Distribution (12b-1) Fees (Note 4)	30,726
Registration Fees	5,552
Audit Fees	16,502
Insurance Fees	7,253
Miscellaneous Fees	6,463
Custodial Fees	8,091
Legal Fees	11,896
Trustee Fees	8,679
Printing and Mailing	1,183
Interest Expense	72,029
Dividend Expense	21,211
Total Expenses	448,003
Fees Recouped by the Advisor (Note 4)	8,825
Net Expenses	456,828

Net Investment Income	213,337

Realized Gain/(Loss) on:
Investments in Securities	368,641
Capital Gain Distributions from Investment Companies	22,334
Investments in Options	(162,777)
Options Written	15,118
Securities Sold Short	(212,384)
Net Realized Gain on Investments	30,932

Change in Unrealized Appreciation/(Depreciation) on:
Investments in Securities	1,483,876
Investments in Options	14,015
Options Written	16,352
Securities Sold Short	(383,529)
Net Change in Unrealized Appreciation	1,130,714

Net Realized and Unrealized Gain on Investments	1,161,646

Net Increase in Net Assets Resulting from Operations	$ 1,374,983

The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Statements of Changes in Net Assets

	Year Ended	Period Ended	(a)
	3/31/2014	3/31/2013
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 213,337	$ (70,536)
Net Realized Gain (Loss) on Investments	30,932	(278,889)
Change in Unrealized Appreciation on Investments	1,130,714	687,151
Net Increase in Net Assets Resulting from Operations	1,374,983	337,726

Capital Share Transactions (Note 5)	2,901,531	16,462,024

Total Increase in Net Assets	4,276,514	16,799,750

Net Assets:
Beginning of Period	16,899,750	100,000

End of Period (including accumulated net investment income (loss) of $201,455 and $(11,766), respectively).	$ 21,176,264	$ 16,899,750

(a) For the period May 1, 2012, (commencement of investment operations) through March 31, 2013.
The accompanying notes are an integral part of these financial statements.

PSG Tactical Growth Fund
Financial Highlights
Selected data for a share outstanding throughout each period presented.

	Year Ended	Period Ended	(a)
	3/31/2014	3/31/2013

Net Asset Value, at Beginning of Period	$ 10.22	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	0.12	(0.05)
Net Realized and Unrealized Gain on Investments	0.66	0.27
Total from Investment Operations	0.78	0.22

Redemption Fees	0.00	0.00	†

Net Asset Value, at End of Period	$ 11.00	$ 10.22

Total Return **	7.63%	2.20%	(b)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 21,176	$ 16,900
Before Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.46%	2.28%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	1.95%	2.14%	***
Ratio of Dividend Expense and Interest Expense on Securities Sold Short to Average Net Assets	0.51%	0.14%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	1.22%	(0.74)%	***
After Waiver/Recoupment
Ratio of Expenses to Average Net Assets	2.51%	2.14%	***
Ratio of Expenses to Average Net Assets, Excluding Interest and Dividends on Securities Sold Short	2.00%	2.00%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	1.17%	(0.60)%	***
Portfolio Turnover	52.58%	41.58%	(b)

(a) For the period May 1, 2012 (commencement of investment operations) through March 31, 2013.
(b) Not Annualized
* Per share net investment income (loss) has been determined on the basis of average shares method.
** Total Return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all Fund distributions, if any.

*** Annualized
† Amount calculated is less than $0.005.
The accompanying notes are an integral part of these financial statements.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2014

NOTE 1. ORGANIZATION

The PSG Capital Management Trust (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended, and organized on December 21, 2011, in Delaware as a Delaware Statutory Trust.  The Trust currently consists of one series of units of beneficial interest (“shares”), the PSG Tactical Growth Fund (the “Fund”).  The Board of Trustees may classify and reclassify the shares of the Fund into one or more classes of shares at a future date.  The Fund is a non-diversified fund. The investment advisor to the Fund is PSG Investment Advisors, LLC (the "Advisor").

The Fund seeks total return from income and capital appreciation with an emphasis on absolute return.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the U.S. (“GAAP”).

CASH AND CASH EQUIVALENTS: The Fund maintains its cash in an account at a regional bank which, at times, may exceed federally insured limits. The Fund has not experienced any losses in such account and believes it is not exposed to any significant credit risk on its cash deposits.

SECURITY VALUATION: The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U. S. or foreign) and on the NASDAQ National Market System are generally valued by the pricing service at the last quoted sale price on the exchange on which the securities are traded as of the close of business on the day the securities are being valued. Lacking any sales, investments are generally valued by the pricing service at their last bid price.  Securities for which market values are not readily available, or for which the Advisor believes the market value is unreliable (including, for example, certain foreign securities, thinly-traded securities, or when there is a particular event that may affect the value of a security), such securities are valued as determined in good faith by the Advisor at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate oversight of the Board of Trustees.  Short-term fixed income securities with remaining maturities of 60 days or less and of sufficient credit quality, are valued at amortized cost.

For options and futures contracts, under normal circumstances, closing bid and ask option quotations are considered to be reflective of the option contract values as of the close of the regular session of trading on the New York Stock Exchange (the “stock market close”), and will be used to determine fair value of the contracts.  Options and futures contracts listed for trading on a securities exchange (whether domestic or foreign and, for purposes of these procedures, including the NASDAQ) or board of trade for which market quotations are readily available shall be valued:

(i)

at the last quoted sales price or, in the absence of a sale

(ii)

at the mean of the last bid and asked prices.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

SHARE VALUATION:  The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NAV is determined by totaling the value of all portfolio securities, cash and other assets held by the Fund, and subtracting from that total all liabilities, including accrued expenses.  The total NAV is divided by the total number of shares outstanding to determine the NAV of each share.

SECURITY TRANSACTION TIMING: Investment transactions are accounted for on the trade date on the last business day of the reporting period.  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Non cash dividend income is recorded at the fair market value of securities received. Interest income is recognized on an accrual basis.  The Fund uses the specific identification method in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

FEDERAL INCOME TAXES: The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders.  Therefore, no federal income tax provision is required.  It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended March 31, 2014, related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2014, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  Distributions to shareholders, are determined in accordance with income tax regulations. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income taxes purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

NOTE 3. SECURITY VALUATIONS

The Fund's securities are recorded at their fair value primarily on the basis of market quotations.  Certain short-term securities are valued on the basis of amortized cost.  If market quotations are not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, then that security may be valued by another method that the Board believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.  Since most of the Fund's investments are in U.S. common stocks traded on U.S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate accuracy.  The Fund's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Fund's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2014:

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs, including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2014:

Investments in Securities	Level 1	Level 2	Level 3	Total
(Assets)
Common Stocks	$ 11,240,876	$ -	$ -	$ 11,240,876
Closed-End Mutual Funds	2,653,557	-	-	2,653,557
Corporate Bonds	-	555,181	-	555,181
Exchange Traded Funds	798,100	-	-	798,100
Preferred Stock	1,436,682	-	-	1,436,682
Real Estate Investment Trust	725,546	-	-	725,546
U.S. Government Agencies and Obligations	-	162,848	-	162,848
Short-Term Investments	4,693,808	-	-	4,693,808
Total	$ 21,548,569	$ 718,029	$ -	$ 22,266,598

Investments in Securities Sold Short	Level 1	Level 2	Level 3	Total
(Liabilities)
Common Stock	$ (86,216)	$ -	$ -	$ (86,216)
Exchange Traded Funds	(2,702,212)	-	-	(2,702,212)
Call Options Written	-	(19,425)	-	(19,425)
Put Options Written	-	(6,422)	-	(6,422)
Total	$ (2,788,428)	$ (25,847)	$ -	$ (2,814,275)

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

The Fund did not hold any Level 3 assets during the year ended March 31, 2014. There were no significant transfers into or out of Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

NOTE 4. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISOR: PSG Investment Advisors, LLC (the “Advisor”) serves as investment advisor to the Fund.  Subject to the authority of the Board, the Advisor is responsible for management of the Fund's investment portfolio.  The Advisor is responsible for selecting the Fund's investments according to the Fund's investment objective, policies and restrictions and as compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.25% of the average daily net assets of the Fund during the term of the Agreement. For the year ended March 31, 2014, the Advisor earned advisory fees of $227,242.  As of March 31, 2014, the Fund owed the Advisor $43,176, of which $8,825 consisted of expense recaptures as described below and $34,351 consisted of accrued but unpaid investment advisory fees.

The Advisor has contractually agreed to waive management fees and/or to make payments to limit Fund expenses, until July 31, 2015, so that the total annual operating expenses (exclusive of any taxes, borrowing costs (such as interest and dividend expenses on securities sold short,) brokerage fees and commissions, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) of the Fund do not exceed 2.00% of average daily net assets.  These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limit.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the Advisor. As of March 31, 2014, the Advisor has recouped $8,825 in previously waived advisory fees.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

As of March 31, 2014, the following is subject to repayment by the Fund to the Advisor pursuant to the expense limitation agreement:

Fiscal Year Ended	Recoverable Through	Amount
March 31, 2013	March 31, 2016	$8,252

TRUSTEE FEES: The Fund pays a total annual fee of $4,000 to each Trustee who is not affiliated with the Trust or Advisor.

DISTRIBUTION FEES: The Fund has adopted a Rule 12b-1 plan which allows it to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders.  The maximum level of distribution expenses is 0.25% per year of the Fund’s average net assets.

Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating this Plan.

The Plan has been approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the Fund.  Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the Independent Trustees. For the year ended March 31, 2014, the Fund incurred distribution fees of $30,726.  As of March 31, 2014, the Fund owed $33 in distribution fees.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

NOTE 5. BENEFICIAL INTEREST TRANSACTIONS

The Trust is authorized to issue an unlimited number of shares of beneficial interest.

Transactions in shares of beneficial interest were as follows:

	For the Year Ended March 31, 2014		May 1, 2012 (commencement of operations) through March 31, 2013
	Shares	Capital	Shares	Capital
Shares sold	550,735	$ 5,804,609	1,816,542	$ 18,195,087
Shares redeemed	(278,226)	(2,903,078)	(173,400)	(1,733,380)
Redemption Fees	-	-	-	317
Net Increase	272,509	$ 2,901,531	1,643,142	$ 16,462,024

On April 2, 2012, 10,000 shares were issued for cash, at $10.00 per share, to PSG Investment Advisors, LLC.

Prior to August 1, 2013, shareholders were subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 90 days after their purchase.  For the year ended March 31, 2014, no redemption fees were collected by the Fund from shareholder transactions. For the year ended March 31, 2013, $317 redemption fees were collected by the Fund from shareholder transactions and included in paid-in-capital. Proceeds from redemption fees were less that $0.005 per share.  Effective August 1, 2013, the Fund is no longer imposing a Redemption Fee.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

NOTE 6. OPTIONS

Transactions in written options during the year ended March 31, 2014, were as follows:

	Number of	Premiums Received
	Contracts
Options outstanding at March 31, 2013	151	$ 9,933
Options written	458	37,347
Options exercised	(86)	(7,172)
Options expired	(306)	(18,289)
Options terminated in closing purchase transaction	(46)	(7,263)
Options outstanding at March 31, 2014	171	$ 14,556

Transactions in purchased options during the year ended March 31, 2014, were as follows:

	Number of	Premiums Paid
	Contracts
Options outstanding at March 31, 2013	400	$ 99,215
Options purchased	1,870	410,403
Options exercised	-	-
Options expired	-	-
Options terminated in closing sale transaction	(2,270)	(509,618)
Options outstanding at March 31, 2014	-	$ -

All derivatives held during the year contained equity risk exposure. The location on the statement of assets and liabilities of the Fund’s derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Financial Investment Type	Location	Value

Options Written	Options Written, at value	($25,847)

Realized and unrealized gains and losses on derivatives contracts entered into during the year ended March 31, 2014, by the Fund are recorded in the following locations in the Statement of Operations:

	Location	Realized Gain/(Loss)	Location	Unrealized Gain/(Loss)
Investment In Options	Realized Loss on Investments in Options	$(162,777)	Change in Unrealized Appreciation on Investments in Options	$14,015
Options Written	Realized Gain on Options Written	$15,118	Change in Unrealized Appreciation on Options Written	$16,352

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

The Fund engages in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Fund may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, the Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option.

The Fund engages in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Fund's use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the Advisor makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Fund, and may also subject the Fund to higher price volatility.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded.

The options outstanding as of March 31, 2014, as disclosed in the Notes to the Financial Statements, and the amounts of realized and changes in unrealized gains and losses on the options during the period, as disclosed in the Statement of Operations, serve as indicators of the volume of option activity.

NOTE 7. INVESTMENT TRANSACTIONS

For the year ended March 31, 2014, purchases and sales of investment securities other than U.S. Government obligations, short-term investments, options, and securities sold short aggregated $10,687,011 and $7,763,743, respectively. Purchases and sales of Corporate Bonds aggregated $272,121 and $0, respectively. Purchases and sales of U.S. Government obligations aggregated $155,835 and $95,660, respectively. Purchases and sales of securities sold short aggregated $2,447,382 and $3,066,446, respectively. Purchases and sales of options aggregated $410,403 and $351,974, respectively.  Purchases and sales of options written aggregated $17,605 and $37,346, respectively.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

NOTE 9. TAX MATTERS

The Funds tax basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2014, the cost of investments for federal income tax purposes was $17,647,301 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$ 2,759,850
Unrealized depreciation	(954,828)
Net unrealized appreciation	$ 1,805,022

For the year ended March 31, 2014, there were no distributions paid.

For the period May 1, 2012 (commencement of operations) through March 31, 2013, there were no distributions paid.

PSG TACTICAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

MARCH 31, 2014

For the year ended March 31, 2014, the Fund recorded the following reclassification to the accounts listed below.  The reclassifications were primarily as a result of the differing book/tax treatment of certain investments and expenses.

Decrease Accumulated Net Investment Income	Decrease Accumulated Net Realized Loss

(116)	116

As of March 31, 2014 the components of distributable earnings on a tax basis were as follows:

Accumulated Net Investment Income	$ 199,809
Accumulated Net Realized Gain	2,008
Net Unrealized Appreciation of Investments	1,805,022
Other Book/Tax Differences	(235,360)
Total	$ 1,771,479

The difference between book and tax basis unrealized appreciation is attributable primarily to the tax deferral wash sales and straddle losses.  The Fund elects to defer to its fiscal year ending March 31, 2015, $235,360 of capital losses recognized during the period from November 1, 2013 to March 31, 2014.

Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years (2012-2013) remain subject to examination by the Internal Revenue Service.

NOTE 10. CONTROL AND OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of March 31, 2014, National Financial Services, LLC, in omnibus accounts, in aggregate, owned approximately 99.43% of the Fund and may be deemed to control the Fund by virtue of its authority over Fund shares.

NOTE 11. SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of PSG Capital Management Trust and the Shareholders of

PSG Tactical Growth Fund

We have audited the accompanying statement of assets and liabilities of the PSG Tactical Growth Fund (the “Fund”), a series of shares of beneficial interest in PSG Capital Management Trust, including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period May 1, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PSG Tactical Growth Fund as of March 31, 2014, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period May 1, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2014

PSG TACTICAL GROWTH FUND

EXPENSE ILLUSTRATION

MARCH 31, 2014 (UNAUDITED)

Expense Example

As a shareholder of the PSG Tactical Growth Fund (the "Fund"), you incur ongoing costs which typically consist of management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 to March 31, 2014

Actual	$1,000.00	$1,064.86	$13.13
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,012.22	$12.79

* Expenses are equal to the Fund's annualized expense ratio of 2.55%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

PSG TACTICAL GROWTH FUND

TRUSTEES & OFFICERS

MARCH 31, 2014 (UNAUDITED)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Robert H. Carson** 1965	Trustee and President since December 2011, indefinite term	Managing Partner, Planning Solutions Group, LLC (9/01-present); Managing Partner, PSG Companies, LLC (11/10-present); Managing Partner, PSG Family Office, LLC (11/10-present)	1	none
Jonathan V. Giordani 1974	Trustee and Treasurer since March 2012, indefinite term	Director of Investments, Planning Solutions Group, LLC (12/05-present)	1	none
Lauren G. Gretchen 1973	Chief Compliance Officer and Secretary since December 2011, indefinite term	CCO, PSG, LLC (3/11-present); Licensing, Morningstar (7/10-2/11); Financial Advisor, Mass Mutual (12/07-6/10	n/a	n/a

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Meredith M. Haussler 1964	Trustee since March 2012, indefinite term	Accountant, Haussler & Associates, LLC (1/01-present)	1	none
Paul R. Lucas 1969	Trustee Since March 2012, indefinite term	Physician – Vascular Surgeon (7/02-present)	1	none

* The term "Fund Complex" refers to the PSG Capital Management Trust.

** Mr. Carson is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with the Fund's Advisor.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information which is available free of charge by calling the Fund at 1-855-866-9825.

PSG TACTICAL GROWTH FUND

ADDITIONAL INFORMATION

MARCH 31, 2014 (UNAUDITED)

Portfolio Holdings – The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on June 30 and December 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-855-866-9825, free of charge.

Proxy Voting - A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at 1-855-866-9825 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.  A review of how the Fund voted on company proxies can be obtained at our transfer agent’s website, www.mutualss.com.

Statement of Additional Information - The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free at 1-855-866-9825 to request a copy of the SAI or to make shareholder inquiries.

Advisory Renewal Agreement - In connection with a regular meeting of the Board of Trustees (the “Board” or the “Trustees”) of the PSG Capital Management Trust (the “Trust”) held on February 27, 2014, the Trustees considered the renewal of the investment advisory agreement between PSG Investment Advisors, LLC (the “Advisor”) and the Trust (the “Management Agreement”), with respect to the PSG Tactical Growth Fund (the “Fund”).  In connection with their consideration of the renewal of the Management Agreement, the Trustees received materials from the Advisor specifically relating to the Management Agreement.

Nature, Extent, and Quality of Services. The Trustees reviewed the organizational structure of the Advisor and the key personnel responsible for servicing the Fund, and noted positively the continuity in the Fund’s team.   The Trustees then reviewed the Advisor’s investment philosophy, portfolio construction process, and assets under management.  The Trustees reviewed the Advisor’s experience and the capabilities of its personnel, as well as the quality of the reports and other materials provided to the Board by the Advisor.  They noted the CCO provides thorough quarterly reports that keep them apprised of the Fund’s compliance operations.  They noted that the Advisor continues to invest in its personnel and infrastructure, and that, for the size of the Advisor, it has very impressive resources.  The Trustees agreed that the Advisor’s efforts have benefited Fund shareholders and noted the Fund’s positive growth since inception.  The Trustees also expressed satisfaction with the Advisor’s marketing of the Fund. Taking into account the personnel involved in servicing the Fund, the materials and services described above, and the Trustees’ positive experience with the Advisor since the inception of the Fund, the Board expressed satisfaction with the quality of the services received from the Advisor.

Performance.  The Trustees noted the Fund returned 7.26% for the one year period and 3.79% for the since inception (May 1, 2012) period, and compared the Fund’s performance to its peer group and Morningstar category averages.  They noted the Fund outperformed the peer group (4.08%) and Morningstar Conservative Allocation category (7.23%) averages for the one year period, but underperformed both benchmarks (3.85% and 6.25%, respectively) for the since inception period.  The Trustees noted that although the Fund underperformed over the longer term, its performance was nonetheless in line with that of its peer group.  They further noted the Advisor represented that the Morningstar category is not a precise benchmark as the category funds do not utilize all of the investment strategies that the Advisor pursues with respect to the Fund.  After further discussion, the Trustees agreed the Fund’s performance is acceptable.

Fees and Expenses.  The Trustees noted the Advisor charges an annual advisory fee of 1.25% as compared to the peer group average of 0.74% and Morningstar category average of 0.40%.  They noted that although the Fund’s advisory fee is higher than its benchmarks, it is within the range of fees charged by peer group funds ( 0.40% - 1.26%) and Morningstar category funds (0.01% - 1.95%).  They further noted the Advisor has contractually agreed to limit total Fund operating expenses and after waiver the Advisor received 1.11% during the previous year.  The Trustees considered the nature of the Fund’s strategy as a component of assessing the fee, and noted the Fund is actively managed.   After discussion, the Trustees agreed that the advisory fee is reasonable.

Profitability. The Trustees reviewed the profitability analysis provided by the Advisor.  They noted the Advisor realized a profit in connection with its relationship with the Fund during the last year.  They considered the significant start-up costs incurred by the Advisor in connection with the launch of the Fund and noted the Advisor does not intend to recoup these expenses directly as permitted under the expense limitation agreement.  They further considered the Advisor continues to absorb overhead costs for the Fund and has agreed to continue the Fund’s expense limitation agreement for an additional year.  After further discussion, the Trustees concluded the Advisor’s profitability was not unreasonable.

Economies of Scale.  The Trustees considered whether economies of scale had been realized with respect to the management of the Fund.  They noted that the Fund’s AUM had increased during the year, but had not yet reached scalable levels.  The Trustees further noted the Advisor’s projected AUM for the Fund, and considered that the Advisor had represented to the Trustees that it would consider breakpoints in the future if the Fund reaches a size that achieves reasonable economies of scale.  After discussion, it was the consensus of the Trustees that based on the current size of the Fund, while economies had not been reached at this time, the matter of economies of scale would be revisited at the next renewal of the Management Agreement and as the Fund’s size materially increases.

Conclusion.  Having requested and received such information from the Advisor as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreement, and as assisted by the advice of counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Management Agreement is in the best interests of the Trust and shareholders of the Fund.

PRIVACY NOTICE

PSG CAPITAL MANAGEMENT TRUST (THE "TRUST")

Rev. January 2012

FACTS	WHAT DOES THE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does the Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share
QUESTIONS?	Call 1-855-866-9825.

PRIVACY NOTICE (continued)

Page 2

What we do:
How does the Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does the Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with affiliates so they can market to you.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

INVESTMENT ADVISOR

PSG Investment Advisors, LLC

8161 Maple Lawn Blvd., Suite 400

Maple Lawn, MD 20759

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, PA 19103

LEGAL COUNSEL

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH  43215

CUSTODIAN

Huntington National Bank

7 Easton Oval

Columbus, OH 43219

TRANSFER AGENT AND FUND ACCOUNTANT

Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on registrant’s website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2014

$ 13,500

FY 2013

$ 13,500

(b)

Audit-Related Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2014

$ 2,000

FY 2013

$ 2,000

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2014

$ 0

FY 2013

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2014

$ 2,000

FY 2013

$ 2,000

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PSG CAPITAL MANAGEMENT TRUST

By:

/s/ Robert H. Carson

Robert H. Carson

Trustee, President and Principal Executive Officer

Date: June 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Jonathan V. Giordani

Jonathan V. Giordani

Trustee, Treasurer and Principal Financial Officer

Date: June 6, 2014